Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES
11.	INCOME TAXES

The Company is subject to income taxes on an entity basis for income arising in or derived from the tax jurisdiction in which the respective entity domiciles and operates.

British Virgin Islands

The Company and its subsidiaries, Enzo International Holdings Limited, Enzo Jewelry Inc., and Wheels Bound Investments Limited are tax exempted companies incorporated in the BVI.

Hong Kong

The provision for current income taxes of the Company's subsidiaries operating in Hong Kong has been calculated by applying the current rate of taxation of 16.5% for the year ended December 31, 2011, 2010 and 2009, if applicable.

The People’s Republic of China

On March 16, 2007, the National People’s Congress of China enacted the PRC Enterprise Income Tax Law (the “New Tax Law”), under which foreign invested enterprises (the “FIEs”) and domestic companies would be subject to enterprise income tax at a uniform rate of 25%. There will be a five-year transition period for FIEs, during which they are allowed to continue to enjoy their existing preferential tax treatments. Preferential tax treatments will continue to be granted to entities which conduct businesses in certain encouraged sectors and to entities otherwise classified as “high and new technology enterprises”, whether FIEs or domestic enterprises. The new tax rate has become effective on January 1, 2008. On December 6, 2007, the State Council of the PRC issued New Enterprise Income Tax Implementation Regulations on the New Taxation Law (“New EIT Implementation Regulations”). The New Tax Law and New EIT Implementation Regulations have changed the tax rate from 15% to 18%, 20%, 22%, 24% and 25% for the years ending December 31, 2008, 2009, 2010, 2011 and 2012 respectively for Shenzhen PRC subsidiaries. On December 26, 2007, the State Council issued the Notice of the State Council Concerning Implementation of Transitional Rules for Enterprise Income Tax Incentives (“Circular 39”).

The deferred tax balance has been adjusted to reflect the tax rates that are expected to apply.

The list below shows the statutory tax rates and the applicable rate with preferential treatments of the Company’s major subsidiaries in the PRC for the years ended December 31, 2011, 2010 and 2009.

Name of subsidiary	Statutory tax rate 2009, 2010, 2011	Applicable rate with preferential treatments
		2011	2010	2009
Lorenzo (Shenzhen) Co., Ltd.	25%	12%	11%	0%
Lorenzo Heng Tong Jewellery (Shenzhen) Co., Ltd.	25%	25%	N/A	N/A
Shanghai Enzo Diamond Co., Ltd.	25%	25%	25%	25%
Shanghai Wanmei Jewelry Co.,Ltd.	25%	25%	25%	25%
Wonderful Jewelry (Shenzhen) Co., Ltd.	25%	24%	22%	20%

Lorenzo (Shenzhen) Co., Ltd. was regarded as a “Wholly Owned Foreign Enterprise” pursuant to a certificate issued by Yantian National Tax Bureau, Shenzhen dated April 28, 2008. The certificate is valid for five years commencing from its first profit-making year. According to the relevant PRC regulations, Lorenzo (Shenzhen) Co., Ltd. was exempted from income tax for two years starting from its first profit-making year, followed by a 50% reduction of tax for the next three years. Accordingly, it is entitled to enjoy a preferential tax rate of 12%, 11%, and 0% for the year ended December 31, 2011, 2010 and 2009 respectively.

Wonderful Jewelry (Shenzhen) Co., Ltd. was regarded as a “Foreign Invested Commercial Enterprise” in according to the Certificate of Approval dated July 20, 2006. Pursuant to the Guo Fa [2007]39 dated December 26, 2007 from the State Council, it permitted a 5 years transitional period with an increasing tax rate 2008 to 2012. According to the relevant PRC regulations, Wonderful Jewelry (Shenzhen) Co., Ltd. was entitled to enjoy a preferential tax rate of 24%, 22% and 20% for the year ended December 31, 2011, 2010 and 2009 respectively.

Without tax exemptions and tax reliefs, PRC income taxes would have increased and basic and diluted earnings per share would have decreased by the following amounts:

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
	US$	US$	US$
Increased in PRC income tax	2,186	1,183	681

Decrease in basic earnings per share	0.07	0.05	0.03

Decrease in diluted earnings per share	0.07	0.04	0.03

Uncertain tax positions

The Company has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions. Based on its evaluation, the Company determined that no unrecognized tax benefits, including interest and penalties, were required as of January 1, 2007 when it first implemented its assessment and recognition of uncertain tax positions. It has no additional material uncertain tax positions as of December 31, 2011 and 2010 or unrecognized tax benefit which would favorably affect the effective income tax rate in future periods. The Company does not anticipate any significant increases or decreases to its assessment for unrecognized tax benefits within the next twelve months.

In general, the Hong Kong and PRC tax authorities have up to six and five years respectively to conduct examinations of the Company’s tax filings. Accordingly, the Hong Kong subsidiaries’ financial years 2006 to 2011 are subject to examination and assessment, except where protective assessments have been issued by the Hong Kong tax authorities before the six year time limit and the assessments are under objection, in which case the assessments are still subject to adjustments. The PRC subsidiaries’ tax years 2007-2010 remain open to examination by the PRC tax jurisdictions.

The Hong Kong Inland Revenue Department (the “IRD”) has audited the profits tax of Lorenzo Jewelry Limited (“LJHK”) for the years of assessment 2001/02 to 2004/05. Since 2008, various inquiries letter were issued to LJHK and an interview was conducted with the management of LJHK to obtain additional information on its profits tax returns and financial results. In consequences of the tax audit, LJHK’s profits tax returns for the fiscal years 2001 to 2011 remain subject to examination by the IRD.

In response to the tax audit, the Company has conducted internal investigations and engaged tax specialists to consult on the tax exposures, and has concluded that there is no additional tax exposure for the Company based on the technical merits of the tax positions taken in LJHK’s profits tax returns, and it is more likely than not to be sustained upon examination. Accordingly, no unrecognized tax benefits were recorded.

According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended five years under special circumstances, which are not clearly defined, but an underpayment of tax liability exceeding RMB0.1 million (approximate US$16) is specifically listed as a special circumstance. In the case of a related party transaction, the statute of limitations is 10 years. There is no statute of limitations in the case of tax evasion.

The Company did not provide for deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries as of December 31, 2010 and 2011 on the basis of its intent to permanently reinvest foreign subsidiaries’ earnings. If these foreign earnings were to be repatriated in the future, the related tax liability may be reduced by any foreign income taxes previously paid on these earnings.

Income tax expense comprises of the following:

	Year ended December 31,
	2011	2010	2009
	US$	US$	US$
Current taxes:
For the year
- Arising in domestic subsidiaries	463	—	—
- Arising in foreign subsidiaries	3,808	2,869	315
Under (over) provision in prior years	(184)	50	(55)

Total current taxes	4,087	2,919	260

Deferred taxes arising in foreign subsidiaries for the year:
- Arising in domestic subsidiaries	(786)	—	—
- Arising in foreign subsidiaries	(1,233)	(42)	(29)

	(2,019)	(42)	(29)

Prepaid Tax expense
- Arising in foreign subsidiaries	(689)	—	—

Income taxes expense	1,379	2,877	231

Reconciliation to the expected statutory tax rate in Hong Kong of 16.5% (2010: 16.5% and 2009: 16.5%) is as follows:

	Year ended December 31,
	2011	2010	2009
	%	%	%
Statutory tax rate	16.5	16.5	16.5
Effect of utilisation of tax losses/deductible temporary differences previously not recognised	(12.4)	(5.3)	(11.8)
Effect of deductible temporary differences not recognised for the year	2.3	—	—
Effect of non-taxable incomes	(0.6)	(1.1)	(1.3)
Effect of non-deductible expenses	5.5	3.6	4.7
Effect of preferential tax rate on unrealised profits	1.1	—	—
Effect of different tax rates applicable to the subsidiaries	(4.5)	0.3	0.3
Effect of tax losses not recognised	4.9	1.5	1.8
Effect of (over) under provision of taxes on prior years	(1.6)	0.3	(1.4)
Others	0.8	2.3	(2.9)

Effective rate	12.0	18.1	5.9

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2011	2010
	US$	US$
Deferred Tax assets (current)	1,108	—
Deferred Tax assets (non-current)	1,083	111
Deferred Tax liabilities	(306)	(268)

	1,885	(157)

	As of December 31,
	2011	2010
	US$	US$
Deferred tax assets and liabilities
Net operating loss carry forwards	4,849	2,427
Allowance for doubtful debts	4	—
Inventory adjustment	511	—
Deferred revenue	(887)	—
Fair value adjustments	23	—
Accrued expenses	687	—
Depreciation	258	68
Valuation allowance	(3,560)	(2,500)
Others	—	(152)

Total deferred tax assets and liabilities	1,885	(157)

Movements of valuation allowance are as follows:

	Year ended December 31,
	2011	2010	2009
	US$	US$	US$
At the beginning of the year	2,500	2,839	3,676
Current year addition (reduction)	1,060	(339)	(837)
Change in tax rate	—	—	—
Deregistration of subsidiaries	—	—	—

At the end of the year	3,560	2,500	2,839

The cumulative amount of tax loss carried forward was US$8,779, and US$6,371, as of December 31, 2011 and 2010, respectively, for the Company’s certain subsidiaries in Hong Kong and the PRC. The PRC net operating loss will expire beginning 2015, while the losses could be carried forward indefinitely in Hong Kong.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets in relation to the tax loss carried forward will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

Based on the history of the Company’s profitability, management believes that it is more likely than not that the Company will realize the benefits of the deferred tax assets of US$2,191 and US$111, net of valuation allowances as of December 31, 2011 and 2010.